UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	March 28, 2006 (March 24, 2006)

AMPAL-AMERICAN ISRAEL CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

New York

(State or Other Jurisdiction of Incorporation)

0-538	13-0435685
(Commission File Number)	(IRS Employer Identification No.)

111 Arlozorov Street, Tel Aviv, Israel	62098
(Address of Principal Executive Offices)	(Zip Code)

1-866-447-8636

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02   Non-Reliance on Previously Issued Financial Statements or a Related Audit

Report.

(a)    On March 24, 2006, the Company, in connection with the preparation of its year-end financial statements, concluded that in previously filed quarterly reports, the item “sale of available for sale securities” was not included in the Statement of Comprehensive Income (Loss).

The Company’s management decided to file this Form 8-K to correct the disclosure provided by the Statements of Comprehensive Income (Loss) contained in the Company’s periodic reports on Form 10-Q for the three months ending March 31, 2005, six months ending June 30, 2005 and nine months ending September 30, 2005 by including the sale of available for sale securities in the results of comprehensive income (loss).

The table below provides the results of comprehensive income (loss) including the sale of available for sale securities for the three months ending March 31, 2005, six months ending June 30, 2005 and nine months ending September 30, 2005. In the previously filed quarterly reports, the item “sale of available for sale securities” was not included in the Statement of Comprehensive Income (Loss). The table below reflects the corrected comprehensive income (loss) computations.

Three Months ended March 31,			Six Months Ended June 30,		Nine Months Ended September 30,
(U.S. Dollars in thousands)
	Previously reported	Restated	Previously reported	Restated	Previously reported	Restated
Net income (loss)	$6,728	$6,728	$4,217	$4,217	$(6,413)	$(6,413)
Other comprehensive (loss) income, net of tax: Foreign currency translation adjustment	(179)	(179)	(1,383)	(1,383)	408	408
Unrealized gain (loss) on securities	(733)	(733)	(780)	(780)	(573)	(573)
Sale of available for sale securities	—	(4,166)	—	(4,166)	—	(4,166)
Other comprehensive (loss) income	(912)	(5,078)	(2,163)	(6,329)	(165)	(4,331)

Comprehensive income (loss)	$5,816	$1,650	$2,054	$(2,112)	$(6,578)	$(10,744)

The Company’s management has discussed with its independent registered public accounting firm, Kesselman & Kesselman CPAs (ISR), a member of PricewaterhouseCoopers International Limited, the matters described in this Form 8-K. Kesselman concurred with the Company’s decision to correct the disclosure provided in the Statements of Comprehensive Income (Loss) contained in the Company’s periodic reports of Form 10-Q for the three months ending March 31, 2005, six months ending June 30, 2005 and nine month ending September 30, 2005. The table above will also be included in the Notes to Consolidated Financial Statements contained in our Annual Report on Form 10-K for the year ended December 31, 2005.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2006	AMPAL-AMERICAN ISRAEL CORPORATION
By: /s/ Yoram Firon Name: Yoram Firon Title: Vice President - Investments and Corporate Affairs